January 31, 2022

BNY MELLON SUSTAINABLE U.S. EQUITY FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-adviser.

Nick Pope is the fund's primary portfolio manager, a position he has held since January 2022. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at Newton. Newton's Responsible Investment team provides key input to the portfolio manager of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Nick Pope is the fund's primary portfolio manager, a position he has held since January 2022. Mr. Pope is a portfolio manager on the Sustainable Equity strategy at Newton, which he joined in 2011. Newton's Responsible Investment team provides key input to the portfolio manager of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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